Exhibit 10.65

ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Agreement”) is made effective as of May 4 2015 (the “Effective Date”) by and between DMRJ Group LLC (the “Assignor”) and Montsant Partners LLC (the “Assignee”).  All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Purchase Agreement as hereinafter defined.

RECITALS:

WHEREAS, Implant Sciences Corporation, a Massachusetts corporation (“Company”) and the Assignor are parties to that certain Note and Warrant Purchase Agreement, dated as of December 10, 2008 (as amended to the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, Assignor desires to assign to Assignee all of Assignor’s rights, title and interest in and to that Senior Secured Convertible Promissory Note dated December 10, 2008 in the original principal amount of $5,600,000 made by Company in favor of Assignor (the “Assigned Note”);

WHEREAS, the Assigned Note is one of various promissory notes issued by the Company and purchased by Assignor under the Purchase Agreement (such promissory notes, other than the Assigned Note, the “Other Notes”);

WHEREAS, in connection with the assignment hereunder of the Assigned Note by Assignor to Assignee, Assignor shall also assign to Assignee a pro-rata share (to the extent of Assignor’s interest in the Assigned Note) in and to all of Assignor’s (a) right, title and interest in and to the Purchase Agreement, the Transactional Documents (other than the Other Notes and the Warrants), the Collateral and all attendant liens, rights, assignments and interests (including security interests) pertaining to or arising therefrom and (b) obligations and other duties as an Investor under the Transaction Documents (other than the Other Notes and the Warrants) and the Collateral, as more specifically set forth herein (collectively with the Assigned Note, the “Assigned Interest”); and

WHEREAS, Assignee desires to become an Investor under the Purchase Agreement and the other Transaction Documents (other than the Other Notes and the Warrants) and to accept such assignment and delegation from Assignor.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

1.

ASSIGNMENT, DELEGATION, AND ACCEPTANCE

1.1

Assignment.  As of the Effective Date, Assignor hereby transfers and assigns to Assignee, without recourse and without representations or warranties of any kind (except as set forth in Section 3.2), all of Assignor’s right, title, and interest in and to the Assigned Interests.  Assignor agrees that if after the Effective Date it receives payment in respect of the Assigned Note and/or any other payment or amount relating to the Assigned Interests (including without limitation any proceeds of any portion of the Collateral), it shall hold the same in trust for Assignee and promptly (but in any event within two (2) Business Days following Assignor’s receipt thereof) remit such amount directly to Assignee in immediately available funds.

1.2

Delegation.  As of the Effective Date, Assignor hereby irrevocably assigns and delegates to Assignee, to the extent of Assignee’s pro-rata share thereof, Assignor’s duties and obligations pursuant to the Transaction Documents (other than the Other Notes and the Warrants), but only to the extent relating to the Assigned Note.

1.3

Acceptance by Assignee.  As of the Effective Date, (i) Assignee irrevocably assumes and accepts the assignment and delegation provided from in Sections 1.1 and 1.2 hereof and agrees to be an Investor under the Transaction Documents (other than in respect of the Other Notes and the Warrants) and to be bound by the terms and conditions thereof and (ii) Assignor agrees, to the extent provided herein, to relinquish its rights with respect to the Assigned Interests.

1.4

Agency.  Each of Assignor and Assignee hereby appoints Assignor as its collateral agent under the Purchase Agreement and the other Transaction Documents (other than the Warrants).  In such capacity, Assignor shall hold, maintain and enforce Assignor’s and Assignee’s rights in, to and against the Collateral and otherwise deal with the Collateral for the ratable benefit of Assignor and Assignee.  Company hereby acknowledges that all security interests granted under any and all security agreements heretofore and hereafter entered into in connection with the transactions contemplated by the Purchase Agreement shall be deemed security interests granted to Assignor as collateral agent for the ratable benefit of each of Assignor and Assignee.

1.4

Effective Date.  This Agreement shall become effective on and as of the Effective Date upon the execution and delivery of this Agreement by the parties hereto.  Notwithstanding anything to the contrary in this Agreement, Assignor shall have no obligation to pay to Assignee any payment received prior to the Effective Date on account, directly or indirectly, of the Assigned Note.

2.

REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1

Assignee’s Representations and Warranties.  Assignee hereby represents, warrants, and covenants the following to Assignor:

(a)

Assignee has full power and authority and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby.

(b)

Assignee is familiar with transactions of the kind and scope reflected in the Transaction Documents and in this Agreement.

(c)

Assignee has received and conducted its own evaluation of the Transaction Documents and such other documents and information (including financial statements and financial information) as it deemed appropriate to make its own credit analysis and decision to enter into this Agreement and has made its decision to become an Investor for all purposes independently and without reliance upon Assignor, and will continue to do so.

(d)

As of the Effective Date, Assignee is entitled to receive payments of principal and interest in respect of the Assigned Note without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof.

2.2

Assignor’s Representations and Warranties.  Assignor hereby represents, warrants and covenants the following to Assignee:

(a)

Assignor has full power and authority and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby.

(b)

Assignor is the legal and beneficial owner of the Assigned Interests, free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party.

(c)

Assignor makes no representation or warranty and assumes no responsibility with respect to (A) the truth, correctness and validity of any of the statements, warranties or representations made by Company or any other person in the Purchase Agreement, any Transaction Document or any other instrument or document furnished pursuant thereto or in connection therewith, or (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Purchase Agreement, the other Transaction Documents or any Collateral or any other instrument or document furnished pursuant thereto or in connection therewith or (C) the financial condition of Company or any other person, or the performance or observance by Company or any other person of any of their respective obligations under the Purchase Agreement, any other Transaction Document, or any other instrument or document furnished pursuant thereto or in connection therewith.

3.

AMENDMENTS AND WAIVERS

No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor and Assignee.

4.

SEVERABILITY

Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law.  In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement.  In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

5.

SECTION TITLES

Section and subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

6.

SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.

APPLICABLE LAW

THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

8.

COUNTERPARTS

This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile or other electronic transmission of executed signature pages hereto), each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

ASSIGNOR:	DMRJ GROUP LLC By: /s/ David Steinberg Name: David Steinberg Title:

ASSIGNEE:	MONTSANT PARTNERS LLC By: /s/ David Steinberg Name: David Steinberg Title:

ACKNOWLEDGED AND AGREED TO:

IMPLANT SCIENCES CORPORATION, the Company

By: /s/ Roger P. Deschenes

Name: Roger P. Deschenes

Title: Chief Financial Officer

ACCRUEL SYSTEMS INTERNATIONAL CORPORATION, a Guarantor

By: /s/ Roger P. Deschenes

Name: Roger P. Deschenes

Title: Vice President

IMX ACQUISITION CORP., a Guarantor

By: /s/ Roger P. Deschenes

Name: Roger P. Deschenes

Title: Vice President

C ACQUISITION CORP., a Guarantor

By: /s/ Roger P. Deschenes

Name: Roger P. Deschenes

Title: Vice President